UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 23, 2019

Enviva Partners, LP
(Exact name of registrant as specified in its charter)

Delaware	001-37363	46-4097730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7200 Wisconsin Ave, Suite 1000 Bethesda, MD	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 657-5660

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	EVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

Entry into Amended and Restated Employment Agreements

On December 23, 2019, Enviva Management Company, LLC entered into amended and restated employment agreements with each of John K. Keppler, the Chairman, President and Chief Executive Officer of Enviva Partners GP, LLC (the “General Partner”), Shai Even, the Executive Vice President and Chief Financial Officer of the General Partner, and Edward Royal Smith, the Executive Vice President, Operations of the General Partner (each an “Amended Employment Agreement”).

In addition to the terms previously disclosed in the Enviva Partners, LP Form 10-K for the fiscal year ended December 31, 2018 and filed on March 4, 2019 (the “Form 10-K”), the contents of which are incorporated herein by reference, the Amended Employment Agreements provide that each executive will also be entitled to certain benefits upon a termination of employment as a result of such executive’s death. The amount and form of such benefits are consistent with those provided in connection with a termination of employment as a result of such executive’s disability, as described in the Form 10-K.

In addition to the change described in the preceding paragraph, a minor adjustment to each executive’s base salary was provided for under the Amended Employment Agreements. Additionally, Mr. Keppler’s target annual equity incentive plan award, beginning with his 2020 award, was increased to 450% of his annualized base salary. Mr. Even’s Amended Employment Agreement memorialized an increase to his target annual equity incentive plan award to 250% of his annualized base salary, consistent with his actual award in 2019. Further ministerial changes were also made to the Amended Employment Agreements.

Except for the foregoing, the terms of each Amended Employment Agreement remain substantively consistent with the terms of the executive’s pre-existing employment agreement as described in the Form 10-K. This summary is qualified in its entirety by reference to the full text of each of the Amended Employment Agreements, which are attached hereto as Exhibits 10.1, 10.2, and 10.3 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibits.

Exhibit Number	Description
10.1	Third Amended and Restated Employment Agreement, effective as of December 23, 2019, between Enviva Management Company, LLC and John K. Keppler.

10.2	First Amended and Restated Employment Agreement, effective as of December 23, 2019, between Enviva Management Company, LLC and Shai Even.

10.3	Fourth Amended and Restated Employment Agreement, effective as of December 23, 2019, between Enviva Management Company, LLC and Edward Royal Smith.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIVA PARTNERS, LP

	By:	Enviva Partners GP, LLC, its general partner
Date: December 23, 2019
	By:	/s/ Jason E. Paral
	Name:	Jason E. Paral
	Title:	Vice President, Associate General Counsel and Secretary

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